                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) - October 25, 2002


                                 _______________


                        THE ULTIMATE SOFTWARE GROUP, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                          000-24347                   65-0694077
 --------------------------------     ---------------------------     ------------------
 (State or other jurisdiction of        (Commission File Number)        (IRS Employer
        Incorporation)                                                Identification No.)

                       2000 Ultimate Way, Weston, Florida                    33326
                  -------------------------------------------          ----------------
                   (Address of principal executive offices)                (Zip Code)

                                 (954) 331-7000
                   -------------------------------------------
              (Registrant's telephone number, including area code)

                                       1

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Item 5. Other Events

Under the Rights Agreement, dated as of October 22, 1998, between The Ultimate Software Group, Inc. ("Ultimate Software" or the "Company") and Bank Boston, N.A., as Rights Agent, a person generally becomes an "Acquiring Person" upon acquiring beneficial ownership of 15% or more of the Company's outstanding common stock, par value $.01 per share (the "Common Stock"). On October 22, 2002, the Board of Directors of the Company voted to exempt Michael Feinberg from the definition of an Acquiring Person so long as Mr. Feinberg does not acquire a number of shares of Common Stock of the Company which, when combined with the shares he currently owns benefically, exceeds 19.9% of the Company's Common Stock outstanding. Accordingly, without first obtaining the approval of the Board of Directors, Mr. Feinberg would become an Acquiring Person in accordance with the Rights Agreement if at any time his aggregate beneficial ownership of the Company's Common Stock exceeds 19.9%. Mr. Feinberg reported in a Form 4 dated September 13, 2002, that he beneficially owns an aggregate of 2,354,539 shares of Common Stock, which represents approximately 14.1% of the Company's Common Stock outstanding as of the date hereof.

On October 25, 2002, Ultimate Software appointed Mr. Rick Wilber to the Board of Directors of the Company. Mr. Wilber formerly served on the Company's Board of Directors from October 1997 through May 2000. Mr. Wilber is currently the President of Lynn's Hallmark Cards, which owns and operates a number of Hallmark Card stores. Mr. Wilber was a co-founder of Champs Sports Shops and served as its President from 1974 to 1984. He served on the Board of Royce Laboratories, a pharmaceutical concern, from 1990 until April 1997, when the company was sold to Watson Pharmaceuticals, Inc., a pharmaceutical concern. Mr. Wilber will serve in the class whose term on the Board of Directors expires at the 2003 Annual Meeting of Shareholders.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         THE ULTIMATE SOFTWARE GROUP, INC.

                                         By: /s/ Mitchell K. Dauerman
                                             ----------------------------------
                                             Mitchell K. Dauerman
                                             Executive Vice President, Chief
                                             Financial Officer and Treasurer
                                             (Principal Financial and Accounting
                                             Officer)

Dated: October 25, 2002